COMMON STOCK

NUMBER

VT 12809

VENTAS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES

SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS

CUSIP 92276F 10 0

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

VENTAS, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

CHIEF EXECUTIVE OFFICER

EXECUTIVE VICE PRESIDENT,
CHIEF ADMINISTRATIVE OFFICER AND GENERAL COUNSEL

VENTAS, INC.

The Corporation will furnish without charge to each shareholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Corporate Secretary of the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT – ________ as Custodian for ________
(Cust) (Minor)
under Uniform Gifts to Minors
(State)
Act ________________
(Shares)

Additional abbreviations may also be used though not in above list.

For value received ____ hereby sells, assigns, and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ______________________________

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

____

____

______________________________ *shares of the stock represented by the within Certificate, and does hereby irrevocably constitute and appoint* ______________________________

______________________________ *Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.*

Dated __________

X ______________________________

X ______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.